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                                     TEKELEC
                            SCHEDULE OF DISTRIBUTORS
                        SUBJECT TO STANDARD INTERNATIONAL
                             DISTRIBUTION AGREEMENT


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
DISTRIBUTOR                                       TERRITORY

Altech Instruments Pty, Ltd.                      South Africa
Bynet                                             Israel
Eagle Telecom                                     Puerto Rico
Etek                                              Columbia
Euro Tech Far East, Ltd.                          Hong Kong
Grupo Ingedigit                                   Venezuela
Heli-Ocean Technology                             Taiwan
HITECH                                            Brazil
Industrial Electro-Communications, Inc.           Philippines
KDC Corporation                                   South Korea
Lagercrantz Communication                         Sweden
Medcom, S.A. de C.V.                              Mexico
MIBO Integra                                      Slovenia
Nichecom                                          New Zealand
Pernec Corp.                                      Malaysia
PT Tridaya Setiamanungeal                         Indonesia
Reycom Electronica SRL                            Argentina
Sintel                                            Norway, Denmark
Sirretta LTD                                      Great Britain
ST Computer Systems                               Singapore
Tecono Oy                                         Finland, Baltics
Tekelec Airtronic SPA                             Italy
Tekelec Airtronic B.V.                            The Netherlands,Luxembourg,Belgium
Tekelec Airtronic GMBH                            Germany
Tekelec-Airtronic, S.A.                           France
Tekelec Australia, Pty. Ltd.                      Australia
Tekelec China                                     China
Tekelec Espana, SA                                Spain and Portugal
Tenet                                             India
Twintech Design Co. Ltd.                          Thailand
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